UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2026

GOLUB CAPITAL PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01555	92-2030260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

SMBC Credit Facility

On April 23, 2026, Golub Capital Private Credit Fund (“GCRED”) entered into the fifth amendment (the “Fifth Amendment”) to the senior secured revolving credit facility, dated as of September 6, 2023, and as amended by the First Amendment thereto, dated May 6, 2024, the Second Amendment thereto, dated July 24, 2024, the Third Amendment thereto, dated November 22, 2024 and the Fourth Amendment thereto, dated June 26, 2025 (as supplemented or amended, the “SMBC Credit Facility”), by and among GCRED, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and collateral agent, and the lenders and issuing banks from time to time party thereto. The Fifth Amendment, among other things, (a) increased the aggregate commitments under the SMBC Credit Facility from $2.6025 billion to $3.1275 billion through the addition of two new lenders and through increased term and revolving commitments from certain existing lenders, (b) increased the accordion feature, which allows GCRED, under certain circumstances, to increase the total size of the facility to a total facility size of $4.5 billion from $3.0 billion, (c) reduced the applicable margin on borrowings to 1.75% from 1.875% for any Term Benchmark Loan or RFR Loan, and removed the 0.10% Term SOFR Credit Adjustment Spread, and (d) extended the revolving period and maturity dates to four and five years, respectively, from the Fifth Amendment closing date.

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Fifth Amendment.

The foregoing description of the Fifth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Fifth Amendment to the SMBC Credit Facility, dated as of September 6, 2023, and as amended by the First Amendment thereto, dated May 6, 2024, the Second Amendment thereto, dated July 24, 2024, the Third Amendment thereto, dated November 22, 2024, and the Fourth Amendment thereto, dated June 26, 2025, by and among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 60 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital Private Credit Fund

Date: April 27, 2026	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer and Treasurer